Exhibit 99.1

Press Release

For Immediate Release

RBB BANCORP ANNOUNCES APPOINTMENT OF DIANA HANSON AS SENIOR VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

LOS ANGELES, June 25, 2024 /Businesswire/ -- RBB Bancorp (the “Company”, “we”, “us” or “our”) (NASDAQ: RBB) is pleased to announce the appointment of Ms. Diana Hanson as Senior Vice President and Chief Accounting Officer of Royal Business Bank (the “Bank”) and RBB Bancorp effective June 17, 2024. With over 30 years of financial services industry experience, Ms. Hanson brings a wealth of knowledge as a Chief Accounting Officer and Corporate Controller at various financial institutions. Her leadership and expertise in technical accounting, financial reporting, accounting operations and internal controls over financial reporting will be beneficial to the Company.

Prior to joining the Company, Ms. Hanson held the position of SVP and Chief Accounting Officer & Corporate Controller at Banc of California, Inc. for 3 years; SVP and Chief Accounting Officer at First Choice Bancorp and First Choice Bank for 3 years; SVP and Director of Accounting Policy, Division Controller and SOX Manager at Pacific Western Bank for 7 years, and various other corporate leadership roles in community banking.

“I am thrilled to have Diana join our team as Chief Accounting Officer,” said Lynn Hopkins, Chief Financial Officer of RBB Bancorp. “Diana is a remarkably talented finance executive and I look forward to the tremendous contributions she will be able to make here at our Company. As we strive to deliver value to our customers, community, and shareholders, I am pleased we continue to attract top-tier banking professionals to our team."

Commenting on her new appointment, Ms. Hanson stated, "I am delighted to be part of the collaborative Royal Business Bank team. The Company has demonstrated outstanding growth and performance while delivering shareholder value and serving the Asian American community. I look forward to helping the Company achieve success for the benefit of its employees, clients and shareholders."

Ms. Hanson is a CPA (inactive) and began her career as an auditor with Deloitte and Touche in Chicago, Illinois, and holds a Bachelor of Science Degree in Accounting from Babson College in Wellesley, Massachusetts.

Corporate Overview

RBB Bancorp is a community-based financial holding company headquartered in Los Angeles, California. As of March 31, 2024, the Company had total assets of $3.9 billion. Its wholly-owned subsidiary, Royal Business Bank, is a full service commercial bank, which provides consumer and business banking services to predominately the Asian communities in Los Angeles County, Orange County, and Ventura County in California, in Las Vegas, Nevada, in Brooklyn, Queens, and Manhattan in New York, in Edison, New Jersey, in the Chicago neighborhoods of Chinatown and Bridgeport, Illinois, and on Oahu, Hawaii. Bank services include remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, trade finance, a full range of depository account products and wealth management services. The Bank has nine branches in Los Angeles County, two branches in Ventura County, one branch in Orange County, California, one branch in Las Vegas, Nevada, three branches and one loan operation center in Brooklyn, three branches in Queens, one branch in Manhattan in New York, one branch in Edison, New Jersey, two branches in Chicago, Illinois, and one branch in Honolulu, Hawaii. The Company's administrative and lending center is located at 1055 Wilshire Blvd., Los Angeles, California 90017, and its operations center is located at 7025 Orangethorpe Ave., Buena Park, California 90621. The Company's website address is www.royalbusinessbankusa.com.

Contacts

Lynn Hopkins, Chief Financial Officer, (657) 255-3282

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the Bank’s ability to comply with the requirements of the consent order we have entered into with the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Protection and Innovation (“DFPI”) and the possibility that we may be required to incur additional expenses or be subject to additional regulatory action, if we are unable to timely and satisfactorily comply with the consent order; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States (“U.S.”) federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; our ability to attract and retain deposits and access other sources of liquidity; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; geopolitical conditions, including acts or threats of terrorism, actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine and in the Middle East, which could impact business and economic conditions in the U.S. and abroad; public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; general economic or business conditions in Asia, and other regions where the Bank has operations; failures, interruptions, or security breaches of our information systems; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; cybersecurity threats and the cost of defending against them; our ability to adapt our systems to the expanding use of technology in banking; risk management processes and strategies; adverse results in legal proceedings; the impact of regulatory enforcement actions, if any; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in tax laws and regulations; the impact of governmental efforts to restructure the U.S. financial regulatory system; the impact of future or recent changes in the FDIC insurance assessment rate and the rules and regulations related to the calculation of the FDIC insurance assessments; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, “Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; market disruption and volatility; fluctuations in the Company’s stock price; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; issuances of preferred stock; our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and DFPI; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including its Annual Report as filed under Form 10-K for the year ended December 31, 2023, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.